Income tax (Schedule of Tax Effects of Temporary Differences that Give Rise to Deferred Tax Asset Balances) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)		Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)		Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Deferred tax assets:
Tax loss carried forward	¥ 808,332			¥ 604,949
Allowance for doubtful receivable, accrued expense and others not currently deductible for tax purposes	234,696			158,536
Deferred revenue	29,857			13,841
Impairment of investment	23,537			19,280
Others	7,683			2,479
Valuation allowance	(980,388)	[1]		(607,667)	[1]	¥ (169,179)	¥ (57,281)
Amounts offset by deferred tax liabilities	(123,717)			(124,307)
Deferred Tax Assets, Net of Valuation Allowance, Noncurrent, Total	0		$ 0	67,111
Deferred tax liabilities:
Related to the fair value changes of investments	150,841			50,519
Related to acquired intangible assets	239,898			323,466
Others	9,780			14,961
Amounts offset by deferred tax assets	(123,717)			(124,307)
Total deferred tax liabilities, net	¥ 276,802			¥ 264,639

[1]	Valuation allowance is provided against deferred tax assets when the Group determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Group considered factors including future taxable income exclusive of reversing temporary differences and tax loss carry forwards. Valuation allowance was provided for net operating loss carry forward because it was more likely than not that such deferred tax assets would not be realized based on the Group’s estimate of its future taxable income. If events occur in the future that allow the Group to realize more of its deferred income tax than the presently recorded amounts, an adjustment to the valuation allowances will result in a decrease in tax expense when those events occur.